UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 13, 2014

Herbalife Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands		KY1-1106
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	c/o (213) 745-0500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Herbalife Ltd. (the "Company") has rescheduled its 2014 Annual General Meeting of Shareholders to now occur at 10:30 a.m. PDT on April 29, 2014, in order to allow the Company to continue its discussions with Carl Icahn regarding potentially adding additional Icahn nominees to the Company’s Board of Directors. The meeting will be held at 800 W. Olympic Boulevard, Suite 406, Los Angeles, California.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Ltd.

March 13, 2014	By:	Jim Berklas

Name: Jim Berklas
Title: Associate General Counsel